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                                                                    EXHIBIT 99.5

              AMENDMENT TO 2005 MANAGEMENT INCENTIVE BONUS PROGRAM
                            OF MKS INSTRUMENTS, INC.

Effective as of July 1, 2005, Mr. Bertucci's target bonus under the 2005 MKS Management Incentive Bonus was reduced from 75% of base earnings to 60% of base earnings.